UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported):

September 6, 2017

PRA Health Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36732	46-3640387
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4130 ParkLake Avenue

Suite 400

Raleigh, NC 27612

(919) 786-8200

(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On September 11, 2017, PRA Health Sciences, Inc. (“PRA”) filed a Current Report on Form 8-K (the “Original 8-K”) reporting, among other things, that it had completed its acquisition (the “Acquisition”) of Symphony Health Solutions Corporation (“Symphony Health”) on September 6, 2017.

PRA is filing this Amendment No. 1 to its Original 8-K, in order to provide the financial statements and pro forma financial information required by Item 9.01(a) and 9.01(b) to Form 8-K as permitted under SEC rules.

No other changes have been made to the items included in the Original 8-K other than amending and restating Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a)         Financial Statements of Businesses Acquired

The audited consolidated financial statements of Symphony Health as of and for the years ended December 31, 2016 and 2015, the accompanying notes thereto, and the related Independent Auditors’ Report, are filed herewith as Exhibit 99.1 to this Current Report on Form 8-K/A. The unaudited consolidated financial statements of Symphony Health as of and for the six months ended June 30, 2017 and 2016, and the accompanying notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b)         Pro Forma Financial Information

The unaudited pro forma condensed combined financial information giving effect to the Acquisition is filed herewith as Exhibit 99.3 to this Current Report on Form 8-K/A.

(d)         Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of August 3, 2017, by and among Pharmaceutical Research Associates, Inc., Symphony Health Solutions Corporation, Skyhook Merger Sub, Inc., and STG III, L.P. (incorporated by reference to the Company’s Current Report on Form 8-K, filed with the SEC on August 7, 2017).

10.1

Joinder Agreement, dated as September 6, 2017, by and among of Pharmaceutical Research Associates, Inc., PRA Health Sciences, Inc., each of the subsidiaries from time to time party thereto, Wells Fargo Bank, National Association, as administrative agent and collateral agent and other agents and lenders party thereto (incorporated by reference to the Company’s Current Report on Form 8-K, filed with the SEC on September 11, 2017).

10.2

Supplement No. 1 to the Guarantee, by and among Symphony Health Solutions Corporation, Source Healthcare Analytics, LLC, and Parallel 6, Inc., in favor of Wells Fargo Bank, National Association, as collateral agent (incorporated by reference to the Company’s Current Report on Form 8-K, filed with the SEC on September 11, 2017).

10.3

Supplement No. 1 to the Security Agreement, by and among Symphony Health Solutions Corporation, Source Healthcare Analytics, LLC, and Parallel 6, Inc., in favor of Wells Fargo Bank, National Association, as collateral agent (incorporated by reference to the Company’s Current Report on Form 8-K, filed with the SEC on September 11, 2017).

23.1	Consent of KPMG LLP, Independent Auditors

99.1	The audited consolidated financial statements of Symphony Health Solutions Corporation and its subsidiary as of and for the years ended December 31, 2016 and 2015.

99.2

The unaudited consolidated financial statements of Symphony Health Solutions Corporation and its subsidiary as of June 30, 2017 and December 31, 2016 and for the six months ended June 30, 2017 and 2016.

99.3

The unaudited pro forma condensed combined financial statements of PRA Health Sciences, Inc. and Symphony Health Solutions Corporation as of and for the six months ended June 30, 2017 and for the year ended December 31, 2016.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

PRA Health Sciences, Inc.

Date: November 13, 2017	By:	/s/ Linda Baddour
	Name:	Linda Baddour
	Title:	Executive Vice President and Chief Financial Officer

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